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▪ ▪ ▪ Q3 results show strength with Gen Z and an additional opportunity to gain reach ▪ 25

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▪ 30 (a) Does not include Company-owned restaurants (b) Weighted average based on number of restaurants multiplied by franchisee tenure (c) Calculated based on date of opening, excluding any remodel work

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PAPA JOHNS
Better Ingredients. Better Pizza.

ANALYST & INVESTOR MEETING

FIRST 100 DAYS & MEET THE TEAM

DECEMBER 12, 2024






PAPA JOHNS
Better Ingredients. Better Pizza.









WELCOME

Stacy Frole

Vice President, Investor Relations

IMPORTANT DISCLOSURES

Forward-Looking Statements

Certain matters discussed in this presentation that are not statements of historical fact constitute forward-looking statements within the meaning of the federal securities laws. Generally, the use of words such as "expect," "intend," "estimate," "believe," "anticipate," "will," "forecast," "outlook", "plan," "project," or similar words identify forward-looking statements that we intend to be included within the safe harbor protections provided by the federal securities laws. Such forward-looking statements include or may relate to projections or guidance concerning business performance, revenue, earnings, cash flow, earnings per share, share repurchases, the current economic environment, commodity and labor costs, currency fluctuations, profit margins, supply chain operating margin, net unit growth, unit level performance, capital expenditures, restaurant and franchise development, restaurant acquisitions, restaurant closures, labor shortages, labor cost increases, changes in management, inflation, royalty relief, franchisee support and incentives, the effectiveness of our menu innovations and other business initiatives, investments in product and digital innovation, marketing efforts and investments, liquidity, compliance with debt covenants, impairments, strategic decisions and actions, changes to our national marketing fund, changes to our commissary model, dividends, effective tax rates, regulatory changes and impacts, investments in and repositioning of the UK market, International restructuring plans, timing and costs, International consumer demand, adoption of new accounting standards, and other financial and operational measures. Such statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, which are difficult to predict and many of which are beyond our control. Therefore, actual outcomes and results may differ materially from those matters expressed or implied in such forward-looking statements.

Our forward-looking statements are based on our assumptions which are based on currently available information. Actual outcomes and results may differ materially from those matters expressed or implied in our forward-looking statements as a result of various factors, including but not limited to risks related to: deteriorating economic conditions in the U.S. and international markets, including the United Kingdom; labor shortages at Company and/or franchised stores and our quality control centers; increases in labor costs, changes in commodity costs, supply chain incentive-based rebates, or sustained higher other operating costs, including as a result of supply chain disruption, inflation or climate change; the potential for delayed new store openings, both domestically and internationally, or lower net unit development due to changing circumstances outside of our control; the increased risk of phishing, ransomware and other cyber-attacks; risks and disruptions to the global economy and our business related to the conflicts in Ukraine and the Middle East and other international conflicts and risks related to a possible economic recession or downturn that could reduce consumer spending or demand. These and other risks, uncertainties and assumptions that are involved in our forward-looking statements are discussed in detail in "Part I. Item 1A. – Risk Factors" in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023. We undertake no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise, except as required by law.

IMPORTANT DISCLOSURES

Industry and Market Information

Statements in this presentation concerning our industry and the markets in which we operate, including our general expectations and competitive position, business opportunity and market size, growth and share, are based on information from independent industry organizations and other third-party sources, data from our internal research and management estimates. Management estimates are derived from publicly available information and data referred to above and are based on assumptions and calculations made by us based upon our interpretation of such information and data. The information and data referred to above are imprecise and may prove to be inaccurate because the information cannot always be verified with complete certainty due to the limitations on the availability and reliability of raw data, the voluntary nature of the data gathering process and other limitations and uncertainties. As a result, please be aware that the data and statistical information in this presentation may differ from information provided by our competitors or from information found in current or future studies conducted by market research institutes, consultancy firms or independent sources.

Non-GAAP Measures

In addition to results provided in accordance with U.S. GAAP, we provide certain non-GAAP measures, which present results on an adjusted basis. These are supplemental measures of performance that are not required by or presented in accordance with U.S. GAAP and include adjusted operating income. We believe that our non-GAAP financial measures enable investors to assess the operating performance of our business relative to our performance based on US GAAP results and relative to other companies. We believe that the disclosure of non-GAAP measures is useful to investors as they reflect metrics that our management team and Board utilize to evaluate our operating performance, allocate resources and administer employee incentive plans. The most directly comparable U.S GAAP measures to adjusted operating income is operating income. Non-GAAP measures should not be construed as a substitute for, or a better indicator of, the Company's performance than the Company's U.S. GAAP results.

TODAY'S SPEAKERS



TODD PENEGOR
President & Chief Executive Officer



RAVI THANAWALA
Chief Financial Officer & Executive Vice President, International



STACY FROLE
Vice President, Investor Relations



JENNA BROMBERG
Chief Marketing Officer



KEVIN VASCONI
Chief Digital & Technology Officer



JOE SIEVE
Chief Restaurant & Global Development Officer

TODAY'S AGENDA

- Welcome & Introduction
- Papa Johns Today & Tomorrow
- Financial Overview
- Fireside Chat
- Q&A Session
- Tasting & Meet the Team


Welcome To The Dough Show
APA JOHNS
er Ingredients. Better Pizza.
LCOME TO SPRING RD.





PAPA JOHNS

TODAY & TOMORROW

Todd Penegor

President & Chief Executive Officer












KEY TAKEAWAYS FROM TODAY ...

Our #1 priority is to create great experiences for our customers and team members in our restaurants – ensuring the restaurant economic model is strong.

Focusing on our core strength

of crafting high-quality, traditional pizza to consistently meet and exceed customer expectations and investing to amplify our brand promise

Leveraging our data advantage

to inform purchasing behavior and drive decisions related to digital and product innovations and engagement with our most loyal and frequent customers

Investing in our tech stack

to drive operational efficiency and growth aimed at improving customer engagement and winning market share

Building industry-savvy leadership team

with fresh perspectives and a collaborative approach to decision making, franchisee relationships and investor communication

Encouraging signs of early progress

on key sales days, transactions by channel, our loyalty program and feedback from franchisees

Capitalizing on our healthy balance sheet

with attractive company-owned restaurants and a vertically integrated supply chain providing additional opportunities to unlock future value

Be the best pizza makers in the business


PAPA JOHNS

Our Values

- People First
- Everyone Belongs
- Do the Right Thing
- Innovate to Win
- Have Fun

BETTER TODAY

Nasdaq trading began
1993

Franchise & corporate team members
~107,000

Restaurants
~6,000

Countries served
~50

Pizzas sold each year
~350M

Global systemwide sales*
$5B

Total Revenues*
$2.1B

Revenues by Segment*



12%
7%
34%
40%
7%
Domestic Company-Owned Restaurants
North America Franchising
North America Commissaries
International
Other

* TTM ending 9/29/24

OUR BRAND IS STRONG












UNLOCK A SPECIAL REWARD.
JOIN PAPA REWARDS TODAY.
PAPA REWARDS

OUR VALUES-DRIVEN CULTURE IS THRIVING


PAPA JOHNS
Community
PAPA JOHNS
Community

Guided by
People First

300+
organizations supported through the Papa Johns Foundation

600+
team members have accessed our Dough & Degrees tuition program


PAPA JOHNS

NEWSWEEK:
America's Most Responsible Companies 2025

Passion for
Communities

Reached **4.5M** meals toward our goal of donating 10M meals to those in need by 2027

OUR FOOTPRINT HAS GROWN

+1,000 net new restaurants opened in last 7 years*



United Kingdom
456
North America
3,454
EMEA
635
APAC
631
LATAM
732

as of 9/29/24

** Excludes suspended restaurants previously disclosed in Q1 2022*

LEADING POSITION IN 11 OF OUR TOP 15 MARKETS

Our geographic strength brings significant opportunity for strategic domestic expansion.



2
New York
2
2
Baltimore
Washington, D.C.
1
Indianapolis
1
Louisville
2
Nashville
2
2
Raleigh
Charlotte
2
Atlanta
4
Los Angeles
4
Dallas
4
Houston
3
Orlando
2
Tampa
2
Miami
1
Restaurant Density
300+
Represents Papa Johns market share ranking

PAPA JOHNS

Source: Restaurant Trends QSR MarketSHARE Report MY2024 as of 6/30/24. Market share is defined as domestic QSR pizza sales within DMAs.

OUR STRENGTHS AND OPPORTUNITIES WITHIN THE PIZZA SEGMENT

According to Papa Johns customers:

We continue to outpace peers in **quality** and **taste.**

We need to return to being the industry leader in **consistency.**

We see the greatest opportunity to differentiate ourselves in **overall digital experience** and **loyalty program.**


Ingredient Quality
27%
18%
19%
6%
19%
9%
1%
Taste and Flavor
24%
22%
21%
7%
19%
6%
1%
Consistency/
Meets Expectations
22%
24%
19%
5%
13%
12%
1%
User-Friendly
Website
17%
30%
18%
6%
3%
19%
7%
Loyalty Program
15%
36%
16%
5%
4%
13%
11%
PZZA
Industry Peers
No Difference
Not Applicable

Source: Survey of Domestic Papa Johns Customers – March 2024

MY CONVICTIONS IN PAPA JOHNS HAVE ONLY GROWN STRONGER …



… as we have what it takes to be the **best pizza makers** and **create value** for all stakeholders.

- ✓ Passion for pizza
  - Better Ingredients. Better Pizza.
  - Quality-based growth will deliver long-term profitability
- ✓ Experienced team with proven track record, insights and fresh ideas
- ✓ Strong brand recognition and existing customer base
- ✓ Data advantage and digital opportunity
- ✓ Leading share positions in key markets
- ✓ Maintaining a strong and resilient balance sheet


PAPA JOHNS

THE JOURNEY AHEAD

OUR RECIPE FOR PROFITABLE GROWTH

OPERATIONAL

- Focus on Core Product & Innovation
- Amplify Marketing
- Transform International
- Invest in Technology
- Evolve Franchisee Base
- Differentiate Customer Experience

Franchisee Profitability

EXCELLENCE

GETTING BACK TO BEING THE BEST PIZZA MAKERS











PAST FIVE YEARS

Innovations have been successful at attracting new customers …

TODAY

… but have led to more **complex operations and less consistency** in product.

LOOKING AHEAD

We will **evolve to better serve our customers' needs**, optimize our menu and consistently deliver high-quality pizza.

BEING THE BEST BY FOCUSING ON OUR CORE


Pizza Orders by Crust Type*
2019
2024
Small
Med/Large
XL
Stuffed Crust
Thin
Other

- Crust innovations drive consumer acquisition
- Medium and Large 1-top pizzas are operationally simple and drive customer frequency
- Balanced approach to acquisition through innovation and increasing frequency through execution and promotion

*2024 is 9 mos. ended 9/29/24

BEING THE BEST BY FOCUSING ON OUR CORE


Menu Offerings*
2019
2024
Pizza
Chicken (Wings/ Poppers)
Papadias
Breadsticks/ Cheesesticks
Sides
Dessert

- Additional offerings have made pizza a smaller portion of total sales
- Core offering of pizza is a key opportunity to drive higher frequency of our most loyal customers
- Optimizing menu offerings to be consumer-led, insights-driven and occasion-based will ensure we have one “true north star”

**2024 is 9 mos. ended 9/29/24*

DRIVING PREMIUM-QUALITY DISTINCTION

The Foundation of Our Success

Being the best pizza makers will be supported by three primary workstreams:

1 Consumer Perception

Assess current perception of Papa Johns to determine appropriate level of differentiation to feature

2 Brand Differentiation

Assess and test customer experience to evaluate and quickly adapt to what we learn

3 Strategic Innovations

Prioritize key features to drive differentiation and discipline into the innovation process

WINNING CUSTOMERS WITH A FOCUS ON QUALITY AND VALUE

QUALITY EMPHASIS

Best pizza craftsmanship:
Emphasize bringing the freshest ingredients to every pizza order

VALUE PERCEPTION

Across the menu:
Emphasize value propositions – from Papa Pairings to Shaq-a-Roni

Our approach

CHALLENGER BRAND MINDSET:

Differentiating our brand through creativity and disruption

INCREASED INVESTMENT:

Reaching wider audience through traditional and digital advertising

CO-INVESTMENT WITH FRANCHISEES:

Ensuring a strong presence in key regional and local markets

TARGETED MESSAGING AND DEALS:

Leveraging customer data to create more personalized offers

INVESTMENT IN BRAND EVOLUTION IS IMPROVING CONSIDERATION

Consideration – General Population, A18+


% considering Papa Johns for purchase
70
65
60
01/01/24
02/01/24
03/01/24
04/01/24
05/01/24
06/01/24
07/01/24
08/01/24
09/01/24
10/01/24
Better Get You Some
Cheesy Burger for $9.99
XL NY Style for $10.99
2 or more Papa Pairings for $6.99 each



GenPop Total Moving average = 8 weeks | Total Sample = 23,226/Papa Johns

Source: Brand Health Tracker Report Q3 2024 – Harris Brand Platform

BRAND HEALTH STRONG BUT OPPORTUNITIES REMAIN


Marketing Funnel
Aided Awareness
Familiarity
Trial
Usage
Recommend

- As category media spend grew, we saw QoQ gains in three areas: Awareness, Familiarity and Trial
- Increases in Recommend were most pronounced with Millennials
- Q3 results show strength with Gen Z and an additional opportunity to gain reach



Source: Brand Health Tracker Report Q3 2024 – Harris Brand Platform

CREATING A SMOOTH AND REPEATABLE CUSTOMER EXPERIENCE

Agility:
Boost agility, service and business potential

INITIATIVES:

- Simplify products, operations and processes
- Evolve to an omnichannel experience with product team mentality

Intelligence:
Further develop cutting-edge capabilities to enhance business intelligence and operational efficiency

INITIATIVES:

- Invest in integrity of our data and leverage tech stack for a better consumer experience
- Prioritize cross-functional work on data analysis to support order growth and margin improvement
- Targeted marketing campaigns through next evolution of loyalty enhancements

Resilience:
Fortified resilience and enhanced flexibility

INITIATIVES:

- Enhance system performance, reliability and customer trust
- Ensure seamless and efficient experience across all channels
- Reinforce commitment to safeguarding customer data

GROWTH DRIVING CAPITAL INVESTMENTS

Annual Capex Spend


Four-Year Average
2021-2024
6%
48%
11%
35%
2025
Estimate
10%
48%
13%
29%
International
Tech-Enabled
Unit Development
Facilities, Repair & Maintenance

- Plan to **reallocate capital in 2025** to support highest ROI items
- **Tech spend** will be incremental to 2024, but **comparable with four-year average**
- Approximately **two-thirds of capital** will be **focused on driving growth**

ENHANCING CUSTOMERS' DIGITAL EXPERIENCE

Improving user interaction with revitalized app and redesigned website

- Q3 Brand Health results showing increase in customers who found the app and website easy to use
- Enhancing website homepage to realign with user experience patterns and act as customers' personal dashboard
- Papa Rewards point progress and offers are featured more prominently


New address & account header
Papa Rewards progress
Highly visual photo & video promo cards
New fonts, colors, styles in line with new branding
Elevated local value offers and deals
Actionable navigation
Good Evening, Nick
$10
Limited Time Offers
CHEESY BURGER PIZZA
PAPA PAI

DELIVERING LOYALTY REWARDS CUSTOMERS DESERVE

Papa Rewards Program Update: Earning Papa Dough® faster and more often

- As of Q3 2024, ~1/4 of active loyalty program members had not yet reached a reward due to the current thresholds
- Threshold reduced from 75 points for $10 Papa Dough® to 15 points for $2 Papa Dough® (November 18, 2024)
- Unlocking Papa Dough® faster provides immediate customer gratification, resulting in higher transactions and frequency improvements


$1
= 1pt
$1 Spent
15pts =
$
$2 Papa Dough®

CURRENT STATE OF NORTH AMERICAN FRANCHISEE BASE

Store Count	1-5	6-25	26-50	51-100	100+	Total
Franchisee Count	327	60	12	8	4	411
% with Development Agreements	13%	30%	75%	63%	100%	19%
% of North America System	17%	19%	12%	17%	22%	87%[(a)]

As of August 2024
$ in thousands



Avg store count / franchisee

7.3 units

Avg tenure of franchisees[(b)]

15 years

Avg age of restaurants[(c)]

20 years

Top 25 largest franchisees

>50% of system

(a) Does not include Company-owned restaurants
(b) Weighted average based on number of restaurants multiplied by franchisee tenure
(c) Calculated based on date of opening, excluding any remodel work

DOMESTIC MARKET PRESENTS OPPORTUNITY FOR GROWTH

Weekly Per-Restaurant Average


$17,414
$20,395
$22,776
$23,182
$23,282
2019
2020
2021
2022
2023

Avg net sales for combined traditional franchise and company-owned restaurants

- Domestic market average unit sales of ~$1.2M have grown at an ~7.5% CAGR over last four years
- Development team has rebuilt the foundation to scale and accelerate profitable growth
  - Future average domestic build costs anticipated to be ~$500K, excluding marketing incentives

OPPORTUNITIES TO ACCELERATE DOMESTIC DEVELOPMENT

Domestic opportunities exist to utilize our existing infrastructure and create sustainable unit growth

EXISTING FRANCHISEES:

Identify and focus on expansion with top operators with growth appetite

CORPORATE DEVELOPMENT:

Refranchise select markets, creating an entry point for new and existing partners and develop underpenetrated strategic growth markets

NEW FRANCHISEES:

New operators bring new perspectives, energy and a hungry and growth-oriented mindset



EXPANDING OUR DOMESTIC AND INTERNATIONAL FOOTPRINT

Papa Johns Penetration vs. Peers (units)*


7500
6000
4500
3000
1500
0
US
China
UK
India
Mexico
South Korea
Spain
Chile
Peru
Canada
All Other
Papa Johns
Industry Peer
Industry Peer

- ✓ Significant development whitespace relative to peers
- ✓ Low franchise investment and attractive payback period
- ✓ Experienced development leadership team

PAPA JOHNS

*Data based on 2023 10-K filings and public websites

NARROW AND DEEP FOCUS ON MOST IMPACTFUL MARKETS

GOAL:
Target higher average unit volumes and greater penetration of key regions

2,454 international restaurants[(a)]

Refocus
UK, China
Re-establish a sustainable operating model to take share in the UK and accelerate growth in China

Grow
Korea, Spain
Drive long-term growth in well-established markets with a solid foundation

Sustain
Chile, Peru, UAE
Continue sales growth through penetration and stealing share from competition

Ignite
India, KSA
Strategic entry and unit acceleration in big addressable markets

Sales by Region[(b)]


19%
39%
21%
21%
LATAM
EMEA
UK
APAC

(a) As of 9/29/24
(b) 9 mos. ended 9/29/24



FINANCIAL OVERVIEW

Ravi Thanawala

Chief Financial Officer & Executive Vice President, International

MY PASSION FOR THE PIZZA BUSINESS

- Significant opportunity for improved unit economics
- Financial structure that supports our growth options
- Clarity on where we have highly accretive transaction opportunities
- Brand and financial models are very resilient
- Meaningful domestic market share to capture


GARLIC

REVENUE AND OPERATING INCOME BREAKDOWN


Net Revenue*
34%
7%
40%
7%
12%
Adjusted Operating Income*
14%
56%
20%
6%
4%
Domestic Company-Owned Restaurants
North America Franchise
North America Commissary
International
Other

We have a solid operating income base with more than 75% driven by consistent revenue sources.

*TTM ending 9/29/24; see "Important Disclosures"

HISTORICAL NORTH AMERICA COMPARABLE SALES TRENDS



15%
10%
5%
0%
-5%
3-yr Stack*
2-yr Stack*
2023
9 mos 2024
PZZA
Industry Peer
Industry Peer

Papa Johns has a track record of growth. The investments we are making today are improving transaction trends, which we expect to continue into 2025.

*Through fiscal year 2023

HISTORICAL NORTH AMERICA COMPARABLE SALES TRENDS


20%
15%
10%
5%
0%
-5%
-10%
-15%
2018
2019
2020
2021
2022
2023
TTM '24
Total Comp Sales
Total Comp Tickets
Total Comp Transactions

We will focus on driving highly profitable transaction growth to support comparable sales and development.

RETURNING TO A BALANCED PRICING STRATEGY



Price vs. Inflation: 2023
%
Q1 2023
Q2 2023
Q3 2023
Q4 2023
FY 2023
Price vs. Inflation: 2024
%
Q1 2024
Q2 2024
Q3 2024
Q4 2024E*
FY 2024E*
Inflation – Corporate
Effective Price – Franchise
Effective Price – Corporate

As we make adjustments to improve our value perception, we see meaningful opportunity to drive transactions, and ultimately, development growth.

*Forecasted estimates

SHARPENING PRICING TO IMPROVE VALUE PERCEPTION AND FREQUENCY

Sales by Pricing Strategy*



18%
25%
21%
36%
National Promo
Base Discount Business
RMP
Aggregator

Sales by Fulfillment Channel*



17%
47%
35%
Carryout
Delivery
Aggregator

National promotion drives value perception to win the hearts and minds of our customers, and we optimize margin by serving their needs through all fulfillment channels.

PAPA JOHNS

*Third quarter ended 9/29/24

SCALE DRIVES HIGHEST MARGINS DESPITE HIGHER FOOD COSTS

Domestic System Margins*

Restaurant Quartiles	1st	2nd	3rd	4th	Total Avg
Avg Rest. Sales Weekly Per Rest. Avg	$31,474	$22,866	$18,433	$13,334	$21,618
Avg Rest. Orders Weekly Per Rest. Avg	1,168	844	676	498	800
Avg Ticket Weekly Per Rest. Avg	$26.95	$27.10	$27.28	$26.79	$27.03
Avg Food %	28.3%	28.4%	28.0%	27.7%	28.1%
Avg Product Margin/Ticket	$19.32	$19.40	$19.64	$19.37	$19.43

9 mos ended 9/29/24

"Our best-performing restaurants are striking the right balance between transaction-driving sales and profitability as each incremental order offers significant value.

**Information includes franchise restaurants within comparable store base. We are providing this information for illustrative purposes only as the information will change over time.*

UNIFYING FRANCHISE DATA

- Investing in franchise analytics platform to deliver actionable insights across the system to drive profitability and brand growth.
- Transitioning from a manual management and maintenance process to an automated platform where data is "harmonized" across the system to provide insights and inform business strategy at both company and franchisee level.

Initial Domestic Franchise output[(a)]:
For FY2023, ~25% of traditional Domestic franchisee restaurants' data has been uploaded into the platform and "harmonized."

Avg Reporting Domestic Franchised Restaurant Sales [(a)(b)]

~$1.25 million

Avg 4-Wall EBITDA[(a)(c)]

~$150K

Avg 4-Wall EBITDA margin [(a)(c)]

~12%

(a) The information is provided for illustrative purposes only based upon a sample size of traditional domestic franchise restaurants that have reported data using the automated reporting system. The Company makes no further representations regarding the accuracy or completeness of the information, or its applicability systemwide.
(b) Average Domestic franchised restaurant sales of the 2,350 traditional domestic franchised restaurants that were open the entire year of 2023 were $1.19 million.
(c) 4-Wall EBITDA and 4-Wall EBITDA margin are an assessment of our average franchised store-level profitability, which includes application of the current royalty rate, and adjusts for certain administrative and other items that we do not consider in our evaluation of individual franchise store-level performance. EBITDA is a non-GAAP financial measure; see "Important Disclosures."

STRONG BALANCE SHEET SUPPORTS GROWTH INVESTMENTS



Outstanding Debt & Leverage(a)
$ in millions
3.5x
2.4x
2.0x
2.6x
3.2x
3.0x
$370
$350
$490
$605
$764
$732
2019
2020
2021
2022
2023
Q3'24
Gross Leverage
Debt Level



Total Liquidity(b)
$ in millions
$344
$28
$344
$130
$510
$71
$395
$47
$236
$41
$273
$18
2019
2020
2021
2022
2023
Q3'24
Cash
Unused Revolver

PAPA JOHNS

(a) Leverage calculation includes EBITDA adjustments allowed by the respective credit agreements
(b) Defined as Cash and cash equivalents + Revolver availability

DISCIPLINED CAPITAL ALLOCATION



Uses of Cash
$ in millions
$81
$2
$43
$36
2020
$376
$188
$72
$47
$69
2021
$258
$125
$55
$78
2022
$345
$210
$58
$77
2023
$133
$60
$73
Q3 2024 TTM
Capex
Dividends
Buybacks
Preferred Repurchase

We strive to strike the right balance between investing in the business and returning capital to shareholders, with $850+ million returned through dividends and repurchases over the past 5 years.

DRIVING INCREASED LONG-TERM SHAREHOLDER VALUE

Our disciplined approach to capital allocation will focus on three priorities:

1 Investing in Growth

- Invest in strategic initiatives generating positive cash flow
- Prudently invest in growth opportunities and strategic partnerships

2 Maintaining a Strong Balance Sheet

- Use of free cash flow to pay down debt, reduce leverage and improve liquidity
- Access revolver for working capital and investments in the business

3 Returning Capital to Shareholders

- Currently paying ~$60M in annual cash dividends
- Utilize share repurchases to supplement dividend, when appropriate









FIRESIDE CHAT

Ravi Thanawala, Kevin Vasconi, Joe Sieve and Jenna Bromberg

KEY TAKEAWAYS FROM TODAY …

Our #1 priority is to create great experiences for our customers and team members in our restaurants – ensuring the restaurant economic model is strong.

✓ **Focusing on our core strength**
of crafting high-quality, traditional pizza to consistently meet and exceed customer expectations and investing to amplify our brand promise

✓ **Leveraging our data advantage**
to inform purchasing behavior and drive decisions related to digital and product innovations and engagement with our most loyal and frequent customers

✓ **Investing in our tech stack**
to drive operational efficiency and growth aimed at improving customer engagement and winning market share

✓ **Building industry-savvy leadership team**
with fresh perspectives and a collaborative approach to decision making, franchisee relationships and investor communication

✓ **Encouraging signs of early progress**
on key sales days, transactions by channel, our loyalty program and feedback from franchisees

✓ **Capitalizing on our healthy balance sheet**
with attractive company-owned restaurants and a vertically integrated supply chain providing additional opportunities to unlock future value